Exhibit 10.2

ASSIGNMENT, SUBLICENSE, CONSENT AND

EIGHTH AMENDMENT TO LICENSE AGREEMENT

This ASSIGNMENT, SUBLICENSE, CONSENT AND EIGHTH AMENDMENT TO LICENSE AGREEMENT (this “ASSIGNMENT, SUBLICENSE AND AMENDMENT”) is made and entered into as of January 27, 2009, by and among EXACT Sciences Corporation, a Delaware corporation (“EXACT”), Genzyme Corporation, a Massachusetts corporation (“GENZYME”) and Johns Hopkins University, a Maryland corporation (“JHU”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the meanings given them in the AGREEMENT (as defined below).

WHEREAS, EXACT and GENZYME are parties to that certain Collaboration, License and Purchase Agreement, dated as of January 27, 2009 (the “CLP AGREEMENT”), pursuant to which, among other things, EXACT is to sell to GENZYME, and GENZYME is to purchase from EXACT, the Purchased Assets (as the term is defined in the CLP AGREEMENT);

WHEREAS, pursuant to the CLP AGREEMENT, EXACT has agreed to assign to GENZYME that certain Amended and Restated License Agreement having a final signature date of March 25, 2003, by and between EXACT Laboratories, Inc. (now known as EXACT) and JHU, as amended (the “AGREEMENT”), and GENZYME has agreed to assume EXACT’s obligations under the AGREEMENT, as set forth herein; and

WHEREAS, the parties desire to amend certain provisions of the AGREEMENT.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Assignment. EXACT hereby transfers and assigns to GENZYME all of EXACT’s right, title and interest in, to and under, the AGREEMENT, to have and to hold the same unto GENZYME and its successors and assigns from and after the date hereof subject to the covenants, conditions and provisions therein provided. EXACT, GENZYME and JHU agree that Exhibit 1 attached hereto contains a complete list of all amendments to the AGREEMENT prior to the date hereof.

2.             Assumption. GENZYME hereby accepts the transfer and assignment of the AGREEMENT, and GENZYME hereby agrees to pay, defend, discharge and perform all obligations under the AGREEMENT arising from and after the closing of the CLP AGREEMENT (the “CLOSING”).

3.             Consent. Contingent upon the Closing, JHU hereby consents to (a) the transfer and assignment of the AGREEMENT by EXACT to GENZYME such that upon such transfer and assignment, all references to EXACT (whether as EXACT or COMPANY) in the AGREEMENT shall be references to GENZYME and (b) the sublicense by GENZYME to EXACT of certain rights under the AGREEMENT pursuant to Section 4 below (the “SUBLICENSE”). JHU’s consent to the transfer and assignment of the AGREEMENT shall not be construed either as a consent by JHU to, or as permitting, any other or further assignment of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

the AGREEMENT, whether in whole or in part, or as a waiver of the requirement of obtaining JHU’s consent thereto. To the best of JHU’s knowledge, EXACT is not in breach of the AGREEMENT as of the date first set forth above.

4.             Sublicense.

(a)           Subject to the terms and conditions of the AGREEMENT, and expressly subject to Article 2.3 therein, and subject to the terms and conditions of this Section 4, GENZYME hereby grants to EXACT the following sublicenses, under the license grants by JHU in the AGREEMENT, solely in the EXACT FIELD, as defined below:

(i)            an exclusive license under the PATENT RIGHTS to make, have made, use, have used, sell, have sold, import, and have imported any method or product worldwide, solely in the FIELD, as the “FIELD” may be limited in the AGREEMENT with respect to particular PATENT RIGHTS;

(ii)           an exclusive license under the BEAMING PATENT RIGHTS in the BEAMING EXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide; and

(iii)          a non-exclusive license under the BEAMING PATENT RIGHTS in the BEAMING NONEXCLUSIVE FIELD to make, have made, use, have used, sell, have sold, import, and have imported any method, service or product worldwide.

(b)           EXACT (and its sublicensees) shall have the right to grant further sublicenses under the foregoing sublicenses to EXACT provided that any such sublicenses comply with the terms of the AGREEMENT and further provided that GENZYME will have, along with JHU, the review rights under the 2nd through 5th sentences of Section 2.2 of the AGREEMENT regarding any such sublicenses.

(c)           “EXACT FIELD” means (a) stool-based detection of any disease or condition (including pre-cancers, staging and monitoring of the foregoing, and therapeutic response) for research and development, Clinical Laboratory Improvement Amendments (CLIA) testing services (and their foreign equivalents), and FDA Kits; and (b) a screening assay (regardless of other uses to which such assay is put) for colorectal cancer in any type of patient samples, excluding tests solely for staging and/or monitoring of colorectal cancer which do not obsolete or adversely impact such screening assay.  For the purposes of this definition, (1) “FDA KITS”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

means a collection of one or more reagents, packaged in the form of a kit that has received approval from the U.S. Food and Drug Administration (“FDA”) or any equivalent foreign regulatory agency or body, and (2) FECAL BASED TESTS as defined in the AGREEMENT are within the EXACT FIELD.

(d)           EXACT hereby acknowledges and agrees to be bound by and comply with, and to cause any sublicensees of EXACT to comply with, as if EXACT and those sublicensees were GENZYME under the AGREEMENT, the following sections of the AGREEMENT: 2.3 (Retained Rights), 5.2 (Records), 6.1 (Representations by JHU), 7.1 (Indemnification), 8 (Confidentiality), 9.4 (Obligations and Duties upon Termination), 10.1 (Use of Name), 10.4 (Product Liability), and 10.19 (Howard Hughes Medical Institute).  In addition, as between GENZYME and EXACT, EXACT agrees to be responsible for and perform all obligations of GENZYME as licensee under the AGREEMENT to the extent relating to the EXACT FIELD.  Notwithstanding the foregoing, GENZYME will remain solely responsible for all obligations under ARTICLE 4 of the AGREEMENT (PATENT PROSECUTION).

(e)           During such time as the SUBLICENSE is in effect, EXACT will pay to GENZYME (i) [********] due to JHU with respect to activities in the EXACT FIELD (including [********] due with respect to FECAL BASED TESTS) and (ii) [********] due to JHU pursuant to the AGREEMENT (as may be further amended from time to time) (collectively, the “EXACT JHU PAYMENT”). GENZYME shall remit the EXACT JHU PAYMENT to JHU, together with other amounts payable by GENZYME under the AGREEMENT. GENZYME and not EXACT will be solely responsible for (1) [********], and (2) all amounts owed to JHU under the AGREEMENT for [********]. For the avoidance of doubt, except as explicitly specified herein, amounts due with respect to activities in the EXACT FIELD will be calculated in the same manner as they were prior to the execution of this ASSIGNMENT, SUBLICENSE AND AMENDMENT, as if EXACT were the direct licensee of JHU.

(f)            EXACT will provide GENZYME with all assistance reasonably requested to allow GENZYME to meet its reporting obligations under the AGREEMENT, including furnishing within 15 days after the end of March 31st, June 30th, September 30th and December 31st each year (or on such other dates as reasonably requested by GENZYME) a written report with respect to the preceding 3 month period providing detail reasonably satisfactory to GENZYME to calculate the amounts due to JHU pursuant to the AGREEMENT.

(g)           Within 60 days after the end of each calendar year, GENZYME and EXACT will agree in good faith in writing on the amount of the EXACT JHU PAYMENT due with respect to such year.  EXACT will remit to GENZYME the total EXACT JHU PAYMENT due for such year in two equal payments made on or before June 30th and December 31st of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

following year.  In the event that the amount actually paid by GENZYME to JHU with respect to activities in the EXACT FIELD in a calendar year is different than the parties had assumed in calculating the JHU EXACT PAYMENT, the parties will negotiate in good faith a reasonable adjustment to such JHU EXACT PAYMENT and such adjustment will promptly be corrected by a payment or refund, as appropriate.

(h)           GENZYME may terminate the SUBLICENSE any time by giving written notice to EXACT in the event that EXACT fails to materially perform or otherwise materially breaches its obligations under the SUBLICENSE (including under Section 4(e) of this ASSIGNMENT, SUBLICENSE AND AMENDMENT) and such failure remains uncured for 45 days, measured from the date written notice of such failure is given to EXACT.

(i)            EXACT’s failure to perform under the SUBLICENSE shall not be a breach by GENZYME of the AGREEMENT, but rather, shall give JHU the right to terminate the SUBLICENSE on the terms and conditions set forth in the AGREEMENT.

(j)            If the AGREEMENT is terminated and at such time EXACT is then in good standing under the AGREEMENT, JHU hereby grants to EXACT a direct license on substantially the same terms as EXACT has as a sublicensee of GENZYME, so that EXACT would be put in the same position as it was prior to such AGREEMENT termination, provided that JHU will not have any increased obligations as a result of such direct license to EXACT.  If such a direct license goes into effect, EXACT and JHU agree to memorialize in writing such direct license promptly.

(k)           GENZYME, EXACT and JHU each agrees to provide the other parties hereto with copies of any notices given under the AGREEMENT to the extent relating to the EXACT FIELD and the SUBLICENSE.

5.             Amendments.

(a)           EXACT, GENZYME and JHU hereby delete the definition of SECOND BEAMING EXCLUSIVE FIELD in the AGREEMENT and replace it in its entirety with the following:

SECOND BEAMING EXCLUSIVE FIELD, for the purposes of the BEAMING PATENT RIGHTS only, shall mean [********]:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(b)           Notwithstanding anything to the contrary in the AGREEMENT, EXACT, and not GENZYME, will be solely responsible for the diligence obligations of GENZYME (as licensee under the AGREEMENT) in the EXACT FIELD, as contained in Section 5.3 of the AGREEMENT, to the extent relating to the EXACT FIELD.  Notwithstanding the foregoing, Genzyme will remain solely responsible for all obligations under ARTICLE 4 of the AGREEMENT (PATENT PROSECUTION).

(c)           EXACT, GENZYME and JHU hereby delete Sections 1.12.1(a) and 1.12.2(a) of the AGREEMENT and replace them in their entirety with the following:

[********]

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set forth in the AGREEMENT shall, instead, be amended to reference [********] and any calculations set forth in the AGREEMENT, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above. The minimum annual fee shall be reduced to [********]. Thereafter, the minimum annual fee shall be [********] ([********] if the SECOND BEAMING OPTION has been exercised).

(d)           EXACT, GENZYME and JHU hereby delete Section 10.8 of the AGREEMENT and replace it in its entirety with the following:

Neither this Agreement nor any of the rights or obligations created herein, except for the right to receive any remuneration hereunder, may be assigned by either party, in whole or in part, without the prior written consent of the other party. Notwithstanding the preceding sentence, JHU and COMPANY shall be free to assign this Agreement in connection with any sale of substantially all of such party’s assets to which this Agreement relates without the consent of the other party hereunder, and COMPANY and JHU shall be free to assign this Agreement or otherwise to transfer all of their respective rights and obligations under this Agreement to a successor by merger without the consent of the other party hereunder. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties hereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(e)           EXACT, GENZYME and JHU agree to amend the second sentence of Section 2 of the Fifth Amendment to the AGREEMENT, [********] from the date of this ASSIGNMENT, SUBLICENSE AND AMENDMENT.  EXACT, GENZYME and JHU agree further to delete the last sentence of Section 2 of the Fifth Amendment to the AGREEMENT and replace it in its entirety with the following:

GENZYME may exercise the BEAMING OPTION granted hereunder by providing to JHU, prior to the end of the option period: (a) written Notice of its intent, and, (b) a written statement of its commercially reasonable plans and apabilities to develop a product or service in the SECOND BEAMING EXCLUSIVE FIELD for public use or benefit.

6.             Upfront Payment.  GENZYME will pay [********] to JHU within 15 business days of the execution of this ASSIGNMENT, SUBLICENSE AND AMENDMENT.

7.             Option Exercise Payment. GENZYME will pay [********] to JHU within 30 business days of exercising the BEAMING OPTION.

8.             Milestones.

(a)           GENZYME shall pay to JHU the following one-time event milestone payments:

(i)            [********]

(ii)           [********]

(b)           GENZYME shall pay to JHU the following one-time sales milestone payments:

(i)            [********]

(ii)           [********]

(iii)          [********]

(c)           Once GENZYME has made any particular milestone payment under Section 8(a) or 8(b), GENZYME will not be obligated to make any payment with respect to the re-occurrence of the same milestone.

9.             Miscellaneous.

(a)           This ASSIGNMENT, SUBLICENSE AND AMENDMENT shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. Neither this ASSIGNMENT, SUBLICENSE AND AMENDMENT nor any interest or obligation hereunder is assignable (i) by EXACT without the prior written consent of GENZYME , provided, however, that EXACT shall be free to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

assign this ASSIGNMENT, SUBLICENSE AND AMENDMENT in connection with any merger, reorganization, or transfer of all or substantially all assets of EXACT or other change in control of EXACT; (ii) by GENZYME, other than in connection with an assignment of the AGREEMENT permitted under Section 10.8 of the AGREEMENT (Successors and Assigns).

(b)           This ASSIGNMENT, SUBLICENSE AND AMENDMENT may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective.  This ASSIGNMENT, SUBLICENSE AND AMENDMENT may be changed, modified or terminated only by an agreement in writing signed by EXACT, JHU and GENZYME.

(c)           This ASSIGNMENT, SUBLICENSE AND AMENDMENT may be executed in separate and several counterparts, each of which shall be an original, but which together shall constitute one and the same instrument.

(d)           This ASSIGNMENT, SUBLICENSE AND AMENDMENT will only supersede the AGREEMENT to the extent that this Amendment and the AGREEMENT conflict. In the event of a conflict between this ASSIGNMENT, SUBLICENSE AND AMENDMENT and the AGREEMENT, then this ASSIGNMENT, SUBLICENSE AND AMENDMENT will control. Except as otherwise provided in this ASSIGNMENT, SUBLICENSE AND AMENDMENT, all terms of the AGREEMENT shall remain in full force and effect.

(e)           This ASSIGNMENT, SUBLICENSE AND AMENDMENT, and all disputes, actions or proceedings arising out of or relating to this ASSIGNMENT, SUBLICENSE AND AMENDMENT, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws provisions.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

IN WITNESS WHEREOF, each of the undersigned has executed this Assignment, Sublicense, Consent and Eighth Amendment to License Agreement as of the date first set forth above.

EXACT SCIENCES CORPORATION

By:	/s/ Jeffrey R. Luber
Name: Jeffrey R. Luber
Title: President and Chief Executive Officer

JOHNS HOPKINS UNIVERSITY

By:	/s/ Wesley D. Blakeslee
Name: Wesley D. Blakeslee
Title: Executive Director

GENZYME CORPORATION

By:	/s/ Earl M. Collier, Jr.
Name: Earl M. Collier, Jr.
Title: Executive Vice President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Exhibit 1

Amendments to AGREEMENT:

•      Second Amendment, effective as of November 9, 2004

•      Third Amendment, effective as of May 11, 2006

•      Fourth Amendment, effective as of March 19, 2007

•      Fifth Amendment, effective as of October 17, 2008

•      Sixth Amendment, effective as of October 30, 2008

•      Seventh Amendment, effective as of December 15, 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.